UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 31, 2018

NOBLE MIDSTREAM PARTNERS LP

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37640	47-3011449
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Noble Energy Way

Houston, Texas

(Address of Principal Executive Offices)

77070

(Zip Code)

(281) 872-3100

Registrant’s Telephone Number, including Area Code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.01	Completion of Acquisition or Disposition of Assets.

On January 31, 2018, Noble Midstream Partners LP (the “Partnership”) and its wholly-owned subsidiary Black Diamond Gathering Holdings LLC (“Noble Member”), through Black Diamond Gathering LLC (“Black Diamond”), an entity formed by Noble Member and Greenfield Midstream, LLC, an EnCap Flatrock Midstream portfolio company (“Greenfield Member”), completed the previously announced acquisition (the “Acquisition”) of all of the issued and outstanding limited liability company interests in Saddle Butte Rockies Midstream, LLC and certain affiliates (collectively, “Saddle Butte”) from Saddle Butte Pipeline II, LLC (“Seller”). The aggregate purchase price for the Acquisition was approximately $638.5 million in cash, which included certain pre-closing adjustments made in proportion to each party’s respective ownership interest. The purchase price is subject to customary adjustments following closing. The Partnership is funding its share of the purchase price (approximately $319.9 million) through a combination of cash on hand, proceeds from the previously announced December 2017 offering of common units and borrowings under its credit facility. Greenfield Member is funding its share of the purchase price (approximately $318.6 million) through a contribution to Black Diamond. Prior to the Acquisition, there were no material relationships between Seller, on the one hand, and the Partnership or any of its affiliates, directors, officers or any associate of such directors or officers, on the other hand.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

Increase in Credit Agreement Commitments

In conjunction with the closing of the Acquisition, Noble Midstream Services, LLC, as the Borrower, requested and obtained an increase in the aggregate commitment under the Credit Agreement (as defined below), increasing the size of the revolving credit facility under the Credit Agreement from $350 million to $530 million. This increase in aggregate commitment became effective on January 31, 2018.

Second Amendment to Credit Agreement

On January 31, 2018, in connection with the closing of the Acquisition, the Partnership, Noble Midstream Services, LLC, as the Borrower, the subsidiaries of the Borrower identified therein, JPMorgan Chase Bank, N.A., and the other lenders party thereto entered into the Second Amendment to Credit Agreement (the “Second Amendment”). The Second Amendment amends the Credit Agreement, dated September 20, 2016, by and among the Partnership, as the parent, and Noble Midstream Services, LLC, as the Borrower, the subsidiaries of the Borrower identified therein, JPMorgan Chase Bank, N.A., and the other lenders party thereto (as previously amended and as further amended by Second Amendment, the “Credit Agreement”).

The Second Amendment, among other things, modifies the terms of the Credit Agreement to (i) add specific approval for the Acquisition and (ii) add Material Subsidiaries (as defined in the Credit Agreement), Laramie River DevCo LP and Noble Member, as guarantors under the Credit Agreement.

The lenders party to the Credit Agreement, and their respective affiliates have from time to time performed, and may in the future perform, various financial advisory, commercial banking and investment banking services for the Partnership and its affiliates in the ordinary course of business for which they have received and would receive customary compensation. In addition, in the ordinary course of their various business activities, such parties and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers, and such investments and securities activities may involve the Partnership’s securities and/or instruments.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the Second Amendment, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On January 31, 2018, the Company issued a news release announcing the closing of the Acquisition. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 (including the exhibits) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

The financial statements required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Report is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this item will be filed by amendment to this Current Report on Form 8-K within 71 calendar days after the date on which this Report is required to be filed.

(d) Exhibits

Exhibit Number	Description

2.1†	Membership Interest Purchase and Sale Agreement, dated December 12, 2017, by and between Black Diamond Gathering LLC and Saddle Butte Pipeline II, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K, File No. 001-37640, filed with the Securities and Exchange Commission on December 12, 2017).

10.1	Second Amendment to Credit Agreement, dated January 31, 2018, to Credit Agreement, dated September 20, 2016, by and among the Partnership, as the parent, and Noble Midstream Services, LLC, as the Borrower, the subsidiaries of the Borrower identified therein, JPMorgan Chase Bank, N.A., and the other lenders party thereto.

99.1	News Release, dated January 31, 2018, titled “Noble Midstream Partners and Greenfield Midstream Close on DJ Basin Acquisition.”

†	Exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Noble Midstream Partners LP

By:	Noble Midstream GP LLC, its General Partner

By:	/s/ John F. Bookout, IV
John F. Bookout, IV
Chief Financial Officer

Dated: February 2, 2018

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